SERVICE PACKAGE NO. 24376
AMENDMENT NO. 0

GAS TRANSPORTATION AGREEMENT
(For Use Under FT-A Rate Schedule)

Exhibit 10.3

THIS AGREEMENT is made and entered into as of the 1st day of November, 1999, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware Corporation, hereinafter referred to as "Transporter" and ROANOKE GAS COMPANY, a VIRGINIA Corporation, hereinafter referred to· as "Shipper." Transporter and Shipper shall collectively be referred to herein as the "Parties."

ARTICLE I
DEFINITIONS

1.1
TRANSPORTATION QUANTITY (TQ) - shall mean the maximum daily quantity of gas which Transporter agrees to receive and transport on a firm basis, subject to Article II herein, for the account of Shipper hereunder on each day during each year during the term hereof, which shall be 5,150 dekatherms. Any limitations of the quantities to be received from each Point of Receipt and/or delivered to each Point of Delivery shall be as specified on Exhibit "A" attached hereto.

1.2	EQUIVALENT QUANTITY - shall be as defined in Article I of the General Terms and Conditions of Transporter's FERC Gas Tariff.
ARTICLE II TRANSPORTATION
Transportation Service - Transporter agrees to accept and receive daily on a firm basis, at the Point(s) of Receipt from Shipper or for Shipper's account such quantity of gas as Shipper makes available up to the Transportation Quantity, and to deliver to or for the account of Shipper to the Point(s) of Delivery an Equivalent Quantity of gas.
ARTICLE III
POINT(S) OF RECEIPT AND DELIVERY
The Primary Point(s) of Receipt and Delivery shall be those points specified on Exhibit "A" attached hereto.

ARTICLE IV
All facilities are in place to render the service provided for in this Agreement.

SERVICE PACKAGE NO. 24376
AMENDMENT NO. 0

GAS TRANSPORTATION AGREEMENT
(For Use Under FT-A Rate Schedule)

ARTICLE V
QUALITY SPECIFICATIONS AND STANDARDS FOR MEASUREMENT

For all gas received, transported and delivered hereunder the Parties agree to the Quality Specifications and Standards for Measurement as specified in the General Terms and Conditions of Transporter’s FERC Gas Tariff Volume No. 1. To the extent that no new measurement facilities are installed to provide service hereunder, measurement operations will continue in the manner in which they have previously been handled. In the event that such facilities are not operated by Transporter or a downstream pipeline, then responsibility for operations shall be deemed to be Shipper's.
·
ARTICLE VI
RATES AND CHARGES FOR GAS TRANSPORTATION

6.1
TRANSPORTATION RATES - Commencing upon the effective date hereof, the rates, charges, and surcharges to be paid by Shipper to Transporter for the transportation service provided herein shall be in accordance with Transporter's Rate Schedule FT-A and the General Terms and Conditions of transporter’s FERC Gas Tariff.

6.2
INCIDENTAL CHARGES - Shipper agrees to reimburse Transporter for any filing or similar fees, which have not been previously paid for by Shipper, which Transporter incurs in rendering service hereunder.

6.3
CHANGES IN RATES AND CHARGES Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make effective changes in (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FT-A, (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.

ARTICLE VII
BILLINGS AND PAYMENTS
Transporter shall bill and Shipper shall pay all rates and charges in accordance with Articles V and VI, respectively, of the General Terms and Conditions of the FERC Gas Tariff.

SERVICE PACKAGE NO. 24376
AMENDMENT NO. 0

GAS TRANSPORTATION AGREEMENT
(For Use Under FT-A Rate Schedule)

ARTICLE VIII
GENERAL TERMS AND CONDITIONS
This Agreement shall be subject to the effective provisions of Transporter' s Rate Schedule FT-A and to the General Terms and Conditions incorporated therein, as the same may be changed or superseded from time to time in accordance with the rules and regulations of the FERC.
ARTICLE IX
REGULATION

9.1
This Agreement shall be subject to all applicable and lawful governmental statutes, orders, rules and regulations and is contingent upon the receipt and continuation of all necessary regulatory approvals or authorizations upon terms acceptable to Transporter. This Agreement shall be void and of no force and effect if any necessary regulatory approval is not so obtained or continued. All Parties hereto shall cooperate to obtain or continue all necessary approvals or authorizations, but no Party shall be liable to any other Party for failure to obtain or continue such approvals or authorizations.

9.2	The transportation service described herein shall be provided subject to Subpart G, Part 284, of the FERC Regulations.
ARTICLE X
RESPONSIBILITY DURING TRANSPORTATION
Except as herein specified, the responsibility for gas during transportation shall be as stated in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1.
ARTICLE XI
WARRANTIES

11.1	In addition to the warranties set forth in Article IX of the General Terms and Conditions of Transporter's FERC Gas Tariff, Shipper warrants the following:

(a)
Shipper warrants that all upstream and downstream transportation arrangements are in place, or will be in place as of the requested effective date of service, and that it has advised the upstream and downstream transporters of the receipt and delivery points under this Agreement and any quantity limitations for each point as specified on Exhibit "A" attached hereto. Shipper agrees to indemnify and hold Transporter harmless for refusal to transport gas hereunder in the event any upstream or downstream transporter fails to receive or deliver gas as contemplated by this Agreement.

SERVICE PACKAGE NO. 24376
AMENDMENT NO. 0

GAS TRANSPORTATION AGREEMENT
(For Use Under FT-A Rate Schedule)

(b)
Shipper agrees to indemnify and hold Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses (including reasonable attorneys fees) arising from or out of breach of any warranty by Shipper herein.

11.2	Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty.

ARTICLE XII
TERM

12.1
This Agreement shall be effective as of the 1st day of November, 1999, and shall remain in force and effect until the 31st day of October, 2019, ("Primary Term") and on a month to month basis thereafter unless terminated by either Party upon at least thirty (30) days prior written notice to the other Party; provided, however, that if the Primary Term is one year or more, then unless Shipper elects upon one year's prior written notice to Transporter to request a lesser extension term, the Agreement shall automatically extend upon the expiration of the Primary Term for a term of five years and shall automatically extend for successive five year terms thereafter unless Shipper provides notice described above in advance of the expiration of a succeeding term; provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

12.2
Any portions of this Agreement necessary to resolve or cash out imbalances under this Agreement as required by the General Terms and Conditions of Transporter's Tariff, shall survive the other parts of this Agreement until such time as such balancing has been accomplished; provided, however, that Transporter notifies Shipper of such imbalance not later than twelve months after the termination of this Agreement.

12.3
This Agreement will terminate automatically upon written notice from Transporter in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accord with the terms and conditions of Article VI of the General Terms and Conditions of Transporter's FERC Gas Tariff.

SERVICE PACKAGE NO. 24376
AMENDMENT NO. 0

GAS TRANSPORTATION AGREEMENT
(For Use Under FT-A Rate Schedule)

ARTICLE XIII

NOTICE

Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:

TRANSPORTER:	TENNESSEE GAS PIPELINE
P.O. Box 2511
Houston, Texas 77252-2511
Attention: Director, Transportation Control

SHIPPER:

NOTICES:	ROANOKE GAS COMPANY
519 KIMBLE AVE., N.E.
P.O. BOX 13007
ROANOKE, VA 24016

Attention: MIKE GAGNET

BILLING:	ROANOKE GAS COMPANY
519 KIMBLE AVE., N.E.
P.O. BOX 13007
ROANOKE, VA 24016

Attention: HOWARD LYON
or to such other address as either Party shall designate by formal written notice to the other.
ARTICLE XIV
ASSIGNMENTS

14.1
Either Party may assign or pledge this Agreement and all rights and obligations hereunder under the provisions of any mortgage, deed of trust, indenture, or other instrument which it has executed or may execute hereafter as security for indebtedness. Either Party may, without relieving itself of its obligation under this Agreement, assign any of its rights hereunder to a company with which it is affiliated. Otherwise, Shipper shall not assign this Agreement or any of its rights hereunder, except in accord with Article III, Section 11 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

14.2
Any person which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of either Party hereto shall be entitled to the rights and shall be subject to the obligations of its predecessor in interest under this Agreement.

SERVICE PACKAGE NO. 24376
AMENDMENT NO. 0

GAS TRANSPORTATION AGREEMENT
(For Use Under FT-A Rate Schedule)

MISCELLANEOUS

15.1	THE INTERPRETATION AND PERFORMANCE OF THIS CONTRACT SHALL BE IN ACCORDANCE WITH AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE DOCTRINES GOVERNING CHOICE OF LAW.

15.2
If any provision of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

15.3
Unless otherwise expressly provided in this Agreement or Transporter's Gas Tariff, no modification of or supplement to the terms and provisions stated in this agreement shall be or become effective until Shipper has submitted a request for change through the Electronic Bulletin Board and Shipper has been notified through the Electronic Bulletin Board of Transporter’s agreement to such change.

15.4	Exhibit "A" attached hereto is incorporated herein by reference and made a part hereof for all purposes.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first hereinabove written.

TENNESSEE GAS PIPELINE COMPANY

BY: /s/ J. P. Dickerson
J.P. Dickerson
Agent and Attorney-in-Fact

DATE: 5/13/98

ROANOKE GAS COMPANY

BY: /s/ Roger L. Baumgardner
TITLE: VP/SEC & TREAS
DATE: 5/13/98

SERVICE PACKAGE NO. 24376
AMENDMENT NO. 0

GAS TRANSPORTATION AGREEMENT
(For Use Under FT-A Rate Schedule)

GAS TRANSPORTATION AGREEMENT
(For Use Under FT-A Rate Schedule)
EXHIBIT "A"
AMENDMENT #0 TO GAS TRANSPORTATION AGREEMENT
DATED November 1, 1999 BETWEEN
TENNESSEE GAS PIPELINE COMPANY AND
ROANOKE GAS COMPANY

ROANOKE GAS COMPANY
EFFECTIVE DATE OF AMENDMENT: November 1, 1999 RATE SCHEDULE: FT-A
SERVICE PACKAGE:    24376
SERVICE PACKAGE TQ: 5, 150 Dth

METER	METER NAME		INTERCONNECT PARTY NAME	COUNTY	ST	ZONE R/D LEG	METER·TQ	BILLABLE·TQ
12447	MGT PURCHASE (Bi 2-0852)	Dual		SUMNER	TN	01 R 500	5,150	5,150
						Total Receipt TQ:	5,150	5,150
020289	GREENBRIER TENNESSEE #2	(Dual	TENNESSEE NATURAL GAS COM	ROBERTSON	TN	01 D 500	5,150	5,150

NUMBER OF RECEIPT POINTS AFFECTED: 1 NUMBER OF DELIVERY POINTS AFFECTED: 1

Note: Exhibit "A" is a ref1ection of the contract and all amendments as of the amendment effective date.

Date: 4/15/2016

MIKE GAGNET
ROANOKE GAS COMPANY
519 KIMBALL AVE., N.E.
P.O. BOX 13007
ROANOKE, VA 24016

RE: Amendment No.2 to Gas Transportation Agreement Dated November 1, 1999
Service Package No.24376-FTATGP

Dear MIKE GAGNET:

TENNESSEE GAS PIPELINE COMPANY, L.L.C. and ROANOKE GAS COMPANY (ROANOKE GAS
COMPANY) agree to amend the Agreement effective Nov 1, 2019, to renew the agreement through October 31, 2022 and discount the associated rate. The Primary Meters and Associated Meter Quantities will remain unchanged as reflected in the attached Exhibit A.

Except as amended herein, all terms and provisions of the Agreement shall remain in full force and effect as written.

If the foregoing is in accordance with your understanding of the Agreement, please so indicate by signing and returning to my attention both originals of this letter. Upon Tennessee's execution, an original will be forwarded to you for your files.

Should you have any questions, please do not hesitate to contact me at (713) 369-9871.

Best regards,

NaTarsua N. Player
Sr. Account Representative
Transportation Services

Date: 4/15/2016

ROANOKE GAS COMPANY
Date:4/15/2016

Contract number: 24376-FTATGP
Amendment number: 2
Amendment effective date: Nov 1, 2019

TENNESSEE GAS PIPELINE COMPANY, L.L.C.

By: /s/ Sital Mody
Agent and Attorney in Fact

ROANOKE GAS COMPANY

By: /s/ John S. D’Orazio

Title: President & CEO

Date: 12 May 2016

GAS TRANSPORTATION AGREEMENT
(For Use Under FT-A Rate Schedule)

EXHIBIT A
AMENDMENT NO. 2
TO GAS TRANSPORTATION AGREEMENT
DATED December 1, 1999
BETWEEN
TENNESSEE GAS PIPELINE COMPANY, LLC
AND
ROANOKE GAS COMPANY

Amendment Effective Date: Nov 1, 2019
Service Package: 24376-FTATGP
Service Package: TQ:5267 Dth

BEGINNING DATE			ENDING DATE				TQ
11/1/2019			10/31/2022				5,267

BEGINNING DATE	ENDING DATE	METER	METER NAME	INTERCONNECT PARTY NAME	COUNTY	ST	ZONE	R/D	LEG	METER-TQ
11/1/2019	10/31/2022	420289	ETNG/TGP GREENBRIER TN 2 (DUEAL ROBE)	EAST TENNESSEE NATURAL GAS	ROBERTSON	TN	1	D	500	5267
11/1/2019	10/31/2022	420852	MIDWSTRN/TGP MGT SMS SUMNER	MIDWESTERN GAS TRNSM.	SUMNER	TN	1	R	500	5267

									Total Receipt TQ 5267
									Total Delivery TQ 5267
Number of Receipt Points: 1
Number of Delivery Points: 1

Other Provisions Permitted By Tariff Under the Applicable Rate Schedule and/or General Terms and Conditions and Pursuant to Article XXXVI of the General Terms and Conditions of Tennessee's FERC Gas Tariff:

Contractual ROFR

Notwithstanding anything in Article V, Section 4.1of the General Terms and Conditions ("GT&C") of Transporter's Tariff to the contrary, Shipper shall have the right to extend this Agreement beyond the Primary Term pursuant to the right-of-first-refusal procedures set forth in Article V, Section 4.2 of the GT&C of Transporter 's Tariff; provided, however, that unless Shipper elects upon one year's prior written notice to Transporter to terminate this Agreement or to request a lesser extension term, this Agreement will automatically extend upon the expiration of the Primary Term for a term of five years at Transporter's then applicable maximum recourse rate.

Note: Exhibit A is a reflection of the contract and all amendments as of the amendment effective date.

Additional Information

April 15, 2016
Roanoke Gas Company
519 Kimball Avenue, N.E.
Roanoke, VA 24016

Attention: Mike Gagnet
RE:    Discounted Rate Agreement
Rate Schedule FT-A Service Package No. 24376

Dear Mike:
In response to the request of Roanoke Gas Company ("Roanoke") and pursuant to Section 5.1 of Tennessee Gas Pipeline Company, L.L.C.'s ("Tennessee") Rate Schedule FT-A, Tennessee hereby agrees to adjust its then applicable Rate Schedule FT-A transportation rates for service provided under the above-referenced gas transportation agreement as follows:

1.
a)    If Roanoke attempts to apply this Discounted Rate Agreement to any volumes and/or to any points not eligible for the discount and thereby fails to pay correctly invoiced and undisputed amounts, then, if such failure is not cured within thirty days of provision of notice by Tennessee to Roanoke of such failure, Tennessee shall have the right, in its sole discretion, to immediately terminate this Discounted Rate Agreement with Roanoke and/or to assess, from the date of such violation of the terms of this Discounted Rate Agreement, the applicable maximum rate on all transactions occurring under the Service Package for the month(s) in which such limits were exceeded.

b)
For the period commencing November 1, 2019, and extending through October 31, 2022, for gas delivered by Tennessee on behalf of Roanoke to any Zone U1delivery meter under the above referenced gas transportation agreement, the applicable Rate Schedule FT-A rates for volumes received by Tennessee from any Zone L/1 meter will be:

i)	A monthly reservation rate equal to the lesser of (i) $3.9542 per Dth, or (ii) Tennessee's maximum applicable monthly reservation rate.

ii)	A daily commodity rate of Tennessee's maximum applicable commodity rate.

c)
These rates apply to all secondary receipts and deliveries in the paths and zones described above. In addition, Shipper shall also pay ACA , applicable Fuel and Loss Retention (F&LR) and Electric Power Cost Recovery (EPCR) charges and all applicable surcharges specified in Tennessee's FERC Gas Tariff, as may be in effect from time to time (''Tariff').

d)
Receipts from and/or deliveries to points other than those listed above during the term of this Discounted Rate Agreement shall result in Roanoke being assessed Tennessee's maximum reservation rate under Rate Schedule FT-A for the primary path divided by the number of days in the month for the entire gas transportation agreement TQ on the day(s) of such deliveries and Tennessee's maximum daily commodity rates under Rate Schedule FT-A as well as the applicable F&LR and EPCR charges and all surcharges under Rate Schedule FT-A.

2.
If any terms of this Discounted Rate Agreement are disallowed by any order, rulemaking, regulation or policy of the Federal Energy Regulatory Commission, Tennessee may immediately terminate this Discounted Rate Agreement. If any terms of this Discounted Rate Agreement are in any way modified by order, rulemaking, regulation or policy of the Federal Energy Regulatory Commission, Tennessee and Roanoke may mutually agree to amend this Discounted Rate Agreement in order to ensure that the original commercial intent of the parties is preserved. In the event that the parties cannot achieve mutual agreement, Tennessee reserves the right to immediately terminate this Discounted Rate Agreement.

If Roanoke is interested in entering into the Discounted Rate Agreement for firm capacity in accordance with the terms proposed above, please have the authorized representative of Roanoke execute this Discounted Rate Agreement, and return to the undersigned. This Discounted Rate Agreement will become binding upon the parties only after it then is accepted and executed by Tennessee's authorized representative on the below "Agreed to and Accepted" portion. One fully executed copy will be returned for your records.

If an executed Discounted Rate Agreement is not returned via mail, email to Alison_Stringerindermorgan.com or facsimile to 713-369-9305 on or before May 31, 2016, then the Discounted Rate Agreement is nullified, and Roanoke will be billed Tennessee's maximum reservation and commodity rates under Rate Schedule FT-A.

Sincerely,

/s/ Alison G. Stringer
Alison G. Stringer
Account Director, Marketing

AGREED TO AND ACCEPTED
This 17 Day of May, 2016

TENNESSEE GAS PIPELINE COMPANY, L.L.C.

By: /s/ Sital Mody
Name: Sital Mody
Title: Vice President & Business Development

AGREED TO AND ACCEPTED
This 12th Day of May, 2016

ROANOKE GAS COMPANY

By: /s/ John S. D’Orazio
Name: John S. D’Orazio
Title: President and CEO